EXHIBIT 10.17


                           ASTRATA GROUP INCORPORATED

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the [___] day of November, 2004, by and between Astrata Group Incorporated, a Nevada corporation (the "Company"), and Pointe Capital [LIMITED], a _____________ (the "Holder").

                                    RECITALS

         WHEREAS, in connection with the Holder's actions in making available a line of credit in an amount not to exceed $600,000) to the Company, the Holder has requested and the Company has granted certain registration rights in respect of certain shares of the Company's common stock held of record by the Holder or underlying certain instruments between the Holder and the Company, as more specifically; set forth hereinbelow;

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

         1. REGISTRATION RIGHTS. The Company covenants and agrees as follows:

            1.1 DEFINITIONS. For purposes of this Section 1:


                (a) The term "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                (b) The term "Common Stock" shall mean the Common Stock of the Company.

                (c) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                (d) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of, effectiveness of such registration statement or document.

                (e) The term "Registrable Securities" means (i) the _______ shares of Common Stock owned of record by the Holder as of the date hereof, excluding in all cases, however, any Registrable Securities that have been sold by a person privately, pursuant to the provisions of Rule 144, or pursuant to a registration statement under the 1933 Act covering such Registrable Securities that has been declared effective by the SEC, (ii) the shares of Common Stock underlying any instruments of the Company in favor of the Holder that are, or become, convertible into shares of common Stock or any securities of the company that are, or become, exercisable into shares of Common Stock, which instruments or securities are owned of record by the Holder as of the date hereof, and (iii) any Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of the shares referenced in
(i), above.

                (f) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding that are Registrable Securities.

                (g) The term "Restricted Security" means any share of Common Stock except any such share that (i) has been registered pursuant to an effective registration statement under the 1933 Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the 1933 Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new share of Common Stock not subject to transfer restrictions under the 1933 Act has been delivered by or on behalf of the Company.

                (h) The term "SEC" shall mean the Securities and Exchange Commission and any successor thereto.

            1.2 INFORMATION UNDER 1934 ACT. With a view to making available to the Holder the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company agrees to:

                (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                (b) File with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act or deliver to the Company's market-makers all current information required of the Company under Section 15c2-11 of the 1934 Act and to make all financial statements of the Company available to its stockholders; and

                (c) Furnish to the Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents, if any, so filed by the Company, and (iii) such other information as may be reasonably requested in availing the holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

            1.3 PIGGYBACK RIGHTS OF THE HOLDER. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holder) any of its stock or other securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the 1933 Act, and included in any underwriting involved, all of the Registrable Securities that the Holder has requested to be registered.

            1.4. RESERVED.

            1.5 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company, at its expense, shall, as expeditiously as reasonably possible:

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                (a) Prepare and file with the SEC a registration  statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and, subject to the proviso in this
Section 1.5(a), keep such registration statement effective for a period of up to one hundred eighty (180) days or until the distribution contemplated in the Registration Statement has been completed; PROVIDED, HOWEVER, that applicable rules under the 1933 Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the 1933 Act, or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii), above, to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                (c) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as it may reasonably request from time to time in order to facilitate the disposition of Registrable Securities owned by it.

                (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already required to qualify to do business or subject to service in such jurisdiction and except as may be required by the 1933 Act.

                (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. If the Holder makes such request referenced in Section 1.3, above, to have his Registrable Securities included in such registration and underwriting, the Holder shall also enter into and perform his obligations under such an underwriting agreement.

                (f) Notify the Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of the Holder, prepare and furnish to the Holder a reasonable number of supplements to, or amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such share, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing.

                (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                (i) Make available for inspection by the Holder participating in such registration, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by the Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by the Holder, underwriter, attorney or accountant in connection with such registration statement; PROVIDED, HOWEVER, that the Holder, underwriter, attorney, or accountant shall agree to hold in confidence and trust all information so provided.

                (j)  Make  available  to  the  Holder   participating   in  such
registration, upon the request of the Holder:



                  (i) in the case of an underwritten public offering,  a copy of any opinion of counsel for the Company provided to the underwriters participating in such offering, dated the date such shares are delivered to such underwriters for sale in connection with the registration statement;


                  (ii) in the case of an underwritten public offering, a copy of any "comfort" letters provided to the underwriters participating in such offering and signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities; and


                  (iii)   a  copy  of  all   documents   filed   with   and  all
correspondence from or to the SEC in connection with any such offering other than non-substantive cover letters and the like.

                (k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act.

            1.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to Registrable Securities of any selling Holder that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Holder's Registrable Securities.

            1.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Sections 1.3 and 1.4, above, for the Holder and compliance with the terms hereof, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holder hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of the selling Holder's counsel, but excluding underwriting discounts and commissions relating to Registrable Securities.

            1.8 REDUCTIONS OF REGISTRABLE SECURITIES TO BE INCLUDED. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3, above, to include the Holder's securities in such underwriting unless it accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

            1.9 DELAY OF REGISTRATION. The Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

            1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, each officer and director of the Holder, any underwriter (as defined in the 1933 Act) of the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will pay to the Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.10(a) shall not apply to (1) the Holder if he is either an officer or director of the Company at the time of the statement, omission or violation (a "Management Holder") unless such Management Holder has sold shares included in the registration statement, (2) amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), or (3) any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder (including each officer and director of the Holder), underwriter or controlling person.

                (b) To the extent permitted by law, the selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder, or by an officer or director of the Holder expressly for use in connection with such registration; and the Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.10(b) in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, that in no event shall any indemnity under this Section 1.10(b) exceed the gross proceeds from the offering received by the Holder net of underwriters' commissions and discounts.

                (c) Promptly after obtaining actual knowledge of any third party claim or action as to which it may seek indemnification under this Section 1.10, an indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, if, and to the extent that, such failure is prejudicial to such indemnifying party's ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense (including, without limitation, legal and other expenses incurred by such indemnified party in investigating or defending any such action or claim) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 1.10, the Holder shall not be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by the Holder from the offering covered by the applicable registration statement.

                (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                (f) The obligations of the Company and Holder under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

            1.11 RESERVED.

            1.12 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be transferred only to any person or entity that is an affiliate of the Holder.

            1.13 "MARKET STAND-OFF" AGREEMENT. The Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the 1933 Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by him any time during such period except common stock included in such registration; PROVIDED, HOWEVER, that:

                (a) Such agreement shall be applicable only to the first two such registration statements of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

                (b) Such market stand-off time period shall not exceed 180 days;

                (c) Such agreement shall not be applicable three (3) years after the effective date of the first registration statement for a public offering of securities of the Company; and

                (d) All officers and directors of the Company and holders of record of not less than three percent of the Company's common stock enter into similar agreements.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         Notwithstanding  the  foregoing,  the  obligations  described  in  this
Section 1.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

            1.14 TERMINATION OF REGISTRATION RIGHTS. The Holder shall not be entitled to exercise any right provided for in this Section 1 five (5) years after the Holder has tendered consideration for the relevant Registrable Securities.

         2. MISCELLANEOUS.

            2.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            2.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

            2.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            2.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            2.5 NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or by telex or confirmed facsimile, or one delivery day after deposit with a recognized overnight express delivery service or courier (for FedEx Express Overnight [or equivalent] delivery to and from an address within the United States of America) or three delivery days after deposit with a recognized overnight express delivery service or courier (for FedEx Express International Priority [or equivalent] delivery to and from an address outside the United States of America), and addressed to the party to be notified at the address indicated for such party below, or at such other address as such party may designate by ten days' advance written notice to the other party:

                 (a)    If to the Company:   Astrata Group Incorporated
                                             1801 Century Park East, Suite 1830
                                             Los Angeles, California 90067
                                             Attention:  Chief Financial Officer
                                             Facsimile:  310-226-8553

                        With a copy to:      Bryan Cave LLP
                        (which shall not     2020 Main Street, Suite 600
                        constitute notice)   Irvine, California 92614
                                             Attention:  Randolf W. Katz, Esq.
                                             Facsimile:  949-223-7100

                  (b)   If to the Holder:    Pointe Capital [LIMITED]

                                             _______________________

                                             _______________________

                                             Fax:  011-44-__________

                        With a copy to:      Loughran & Co.
                        (which shall not     38 Hertford Street
                        constitute notice)   London W1J 7SG England
                                             Attention:  Pierce Loughran, Esq.
                                             Facsimile:  011-44-207-355-4975
or to such other person or address as any party shall specify by notice in writing to each of the other parties. All such notices, requests, demands, waivers, and communications shall be deemed to have been received on the date of delivery if the date of transmission is electronically endorsed automatically on the media or evidenced by courier service documentation. If notice is mailed or transmitted in a manner in which date of delivery cannot be ascertained from the media used or courier service records, notice shall be deemed given on the fifth business day after the mailing or other transmission or delivery thereof. A notice of a change of address shall be effective only upon receipt.

            2.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

            2.7  AMENDMENTS  AND  WAIVERS.  Any  term of this  Agreement  may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.7 shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company; provided that, without the consent of the Company and all holders of Registrable Securities then outstanding, no amendment to this Agreement may be made that (i) modifies this Section 2.7, or
(ii) would effect the holders of the Registrable Securities in a disproportionate manner (other than any disproportionate results that are due to a difference in the relative stock ownership in the Company).

            2.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            2.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

            2.10 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors, and administrators of the parties hereto.

            2.11 FURTHER ASSURANCES. At any time, and from time to time, each party will execute such additional instruments and take such action as may be reasonably requested by any other party to carry out the intent and purposes of this Agreement.

            2.12 JURY TRIAL WAIVER. THE PARTIES AGREE TO WAIVE THEIR SEPARATE RIGHTS TO A TRIAL BY JURY. THIS WAIVER MEANS THAT ANY TRIAL WILL BE BEFORE A JUDGE.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                                    ASTRATA GROUP INCORPORATED

                                    By:
                                       -----------------------------------------
                                       Name:    Anthony J. Harrison
                                       Title:   Chief Executive Officer


                                    POINTE CAPITAL [LIMITED]

                                    By:
                                       -----------------------------------------
                                       Name:    Pierce Loughran
                                       Title:   Attorney